Exhibit 4.4

_________________________________________________________________

                   GTE FLORIDA INCORPORATED

                              AND

         NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION

                          AS TRUSTEE

                         ____________

                           INDENTURE

                 Dated as of November 1, 1993

                         ____________

                          Securities

_________________________________________________________________

                     CROSS-REFERENCE TABLE

         Section of

    Trust Indenture Act                     Section of

    of 1939, as amended                Indenture

      310(a).............................      7.09

      310(b).............................      7.08

                                       7.10

      310(c).............................      Inapplicable

      311(a).............................      7.13(a)

      311(b).............................      7.13(b)

      311(c).............................      Inapplicable

      312(a).............................      5.01

                                       5.02(a)

      312(b).............................      5.02(b)

      312(c).............................      5.02(c)

      313(a).............................      5.04(a)

      313(b).............................      5.04(b)

      313(c).............................      5.04(a)

                                       5.04(b)

      313(d).............................      5.04(c)

      314(a).............................      5.03

      314(b).............................      Inapplicable

      314(c).............................      13.06

      314(d).............................      Inapplicable

      314(e).............................      13.06

      314(f).............................      Inapplicable

      315(a).............................      7.01(a)

                                       7.02

      315(b).............................      6.07

      315(c).............................      7.01

      315(d).............................      7.01(b)

                                       7.01(c)

      315(e).............................      6.08

      316(a).............................      6.06

                                       8.04

      316(b).............................      6.04

      316(c).............................      8.01

      317(a).............................      6.02

      317(b).............................      4.04

      318(a).............................      13.08

                      TABLE OF CONTENTS*

                                                 Page

PARTIES.....................................................  1

                           RECITALS:

Purpose of Indenture........................................  1

Compliance with legal requirements..........................  1

Purpose of and consideration for Indenture..................  1

                          ARTICLE ONE

                          DEFINITIONS

SECTION 1.01. Certain terms defined; other terms defined in

             Trust Indenture Act of 1939, as amended or by

             reference therein in Securities Act of 1933,

             as amended, to have meanings therein

__________

 * This Table of Contents does not constitute part of the

  Indenture and should not have any bearing upon the

  interpretation of any of its terms or provisions.

                               i

                          ARTICLE TWO

      ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION

                   AND EXCHANGE OF SECURITIES

                                                      Page

SECTION 2.01.  Designation, terms, amount, authentication

           and delivery of Securities.......................

6

SECTION 2.02.  Form of Securities and Trustee's

certificate.....                                        7

SECTION 2.03.  Date and denominations of Securities, and

           provisions for payment of principal, premium

           and interest.....................................

7

SECTION 2.04.Execution of

Securities..........................9

SECTION 2.05.Exchange of

Securities...........................10

              (a) Registration and transfer of Securities...

10

              (b) Securities to be accompanied by proper

              instruments of transfer.......................

10

              (c) Charges upon exchange, transfer or

              registration of Securities....................

10

              (d) Restrictions on transfer or exchange at

              time of redemption............................

10

SECTION 2.06.Temporary

Securities.............................11

SECTION 2.07.        Mutilated, destroyed, lost or stolen

           Securities.......................................

11

SECTION 2.08.  Cancellation of surrendered

Securities...........                                  12

SECTION 2.09. Provisions of Indenture and Securities for

           sole benefit of parties and Securityholders......

12

SECTION 2.10.Appointment of Authenticating

Agent..............12

                         ARTICLE THREE

     REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

SECTION 3.01.Redemption of

Securities.........................13

SECTION 3.02.  (a) Notice of redemption......................

13

              (b) Selection of Securities in case less than

              all Securities to be redeemed.................

13

SECTION 3.03.  (a) When Securities called for redemption

              become due and payable........................

14

.

              (b) Receipt of new  Security  upon  partial

              payment.......................................

14

                                                      Page

SECTION 3.04.  Sinking Fund for

Securities......................                       14

SECTION 3.05.  Satisfaction of Sinking Fund Payments with

           Securities.......................................

15

SECTION 3.06.Redemption of Securities for Sinking

Fund........15

                         ARTICLE FOUR

              PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01.Payment of principal of (and premium, if any)

           and interest on Securities.......................

15

SECTION 4.02.Maintenance of office or agency for payment

           of Securities; designation of office or agency

           for payment, registration, transfer-and

           exchange of Securities...........................

15

SECTION 4.03.  (a) Duties of paying agent....................

16

              (b) Company as paying agent...................

16

              (c) Holding sums in trust.....................

16

SECTION 4.04.      Appointment to fill vacancy in office

           of Trustee.......................................

17

SECTION 4.05. Covenant against certain prior

liens.............17

SECTION 4.06.              Restriction on consolidation,

           merger or sale...................................

18

                         ARTICLE FIVE

      SECURITYHOLDERS' LISTS, AND REPORTS BY THE COMPANY

                        AND THE TRUSTEE

SECTION 5.01.Company to furnish Trustee information as to

           names and addresses of Securityholders...........

18

SECTION 5.02.  (a) Trustee to preserve information as to

              names and addresses of Securityholders

              received by it in capacity of paying agent....

18

              (b) Trustee may destroy list of

              Securityholders on certain conditions.........

19

              (c) Trustee to make information as to names

              and addresses of Securityholders available

              to "applicants" or mail communications to

              Securityholders in certain circumstances......

19

              (d) Procedure if Trustee elects not to make

              information available to applicants...........

19

                                                      Page

              (e) Company and Trustee not accountable for

              disclosure of information.....................

20

SECTION 5.03.  (a) Annual and other reports to be filed by

              Company with Trustee..........................

20

              (b) Additional information and reports to be

              filed with Trustee and Securities and

              Exchange Commission...........................

20

              (c) Summaries of information and reports to

              be transmitted by Company to Securityholders..

20

              (d)  Annual Certificate to be furnished to

              the Trust.....................................

20

SECTION 5.04.  (a) Trustee to transmit annual report to

              Securityholders...............................

21

              (b) Trustee to transmit certain further

              reports to Securityholders....................

21

              (c) Copies of reports to be filed with stock

              exchanges and Securities and Exchange

              Commission....................................

22

                          ARTICLE SIX

          REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

                     UPON EVENT OF DEFAULT

SECTION 6.01.  (a) Events of Default defined.................

22

              (b) Acceleration of maturity upon Event of

              Default.......................................

23

              (c) Waiver of default and rescission of

              declaration of maturity.......................

23

              (d) Restoration of former position and rights

              upon curing default...........................

24

SECTION 6.02.  (a) Covenant of Company to pay to Trustee

              whole amount due on Securities on default in

              payment of interest or principal (and

              premium, if any)..............................

24

              (b) Trustee may recover judgment for whole

              amount due on Securities on failure of

              Company to pay................................

24

              (c) Filing of proof of claim by Trustee in

              bankruptcy, reorganization or receivership

              proceedings...................................

24

                                                      Page

              (d) Rights of action and of asserting claims

              may be enforced by Trustee without possession

              of Securities.................................

25

SECTION 6.03.  Application of moneys collected by

Trustee....... 25

SECTION 6.04.  Limitation on suits by holders of

Securities.....     25

SECTION 6.05.  (a) Remedies cumulative.......................

26

              (b) Delay or omission in exercise of rights

              not waiver of default.........................

26

SECTION 6.06.  Rights of holders of majority in principal

            amount of Securities to direct Trustee and to

            waive defaults...................................

26

SECTION 6.07.  Trustee to give notice of defaults known to

            it, but may withhold in certain

            circumstances....................................

27

SECTION 6.08.  Requirements of an undertaking to pay costs

            in certain suits under Indenture or against

            Trustee..........................................

27

                         ARTICLE SEVEN

                    CONCERNING THE TRUSTEE

SECTION 7.01.       (a) Upon Event of Default occurring and

              continuing, Trustee shall exercise powers

              vested in it, and use same degree of care and

              skill in their exercise, as prudent

              individual would use..........................

28

              (b) Trustee not relieved from liability for

              negligence or willful misconduct except as

              provided in this section......................

28

              (1) Prior to Event of Default and after the

              curing of all Events of Default which may

              have occurred.................................

28

              (i) Trustee not liable except for performance

              of duties specifically set forth..............

28

              (ii) In absence of bad faith, Trustee may

              conclusively rely on certificates or opinions

              furnished it hereunder, subject to duty to

              examine the same if specifically required to

              be furnished to it............................

28

              (2) Trustee not liable for error of judgment

              made in good faith by responsible officer

              unless Trustee negligent......................

28

                               v

                                                     Page

              (3) Trustee not liable for action or

              non-action in accordance with direction of

              holders of majority in principal amount of

              Securities....................................

28

              (4) Trustee need not expend own funds without

              adequate indemnity............................

29

SECTION 7.02.  Subject to provisions of Section 7.01:

              (a) Trustee may rely on documents believed

              genuine and properly signed or presented......

29

              (b) Sufficient evidence by certain

              instruments provided for......................

29

              (c) Trustee may consult with counsel and act

              on advice or Opinion of Counsel...............

29

              (d) Trustee may require indemnity from

              Securityholders...............................

29

              (e) Trustee not liable for actions in good

              faith believed to be authorized...............

29

              (f) Prior to Event of Default Trustee not

              bound to investigate facts or matters stated

              in certificates, etc., unless requested in

              writing by Securityholders....................

29

              (g) Trustee may perform duties directly or

              through agents or attorneys...................

30

SECTION 7.03.  (a) Trustee not liable for recitals in

              Indenture or in Securities....................

30

              (b) No representations by Trustee as to

              validity or Indenture or of Securities........

30

              (c) Trustee not accountable for use of

              Securities or proceeds........................

30

SECTION 7.04.  Trustee, paying agent or Security Registrar

            may own Securities...............................

30

SECTION 7.05.  Moneys received by Trustee to be held in

            trust without interest...........................

30

SECTION 7.06.       (a) Trustee entitled to compensation,

              reimbursement and indemnity...................

30

              (b) Obligations to Trustee to be secured by

              lien prior to Securities......................

30

                                                      Page

SECTION 7.07.  Right of Trustee to rely on certificate of

            officers of Company where no other evidence

            specifically prescribed..........................

31

SECTION 7.08.       (a) Trustee acquiring conflicting interest

              to eliminate conflict or resign...............

31

              (b) Notice to Securityholders in case of

              failure to comply with subsection (a).........

31

              (c) Definition of conflicting interest........

31

              (d) Definition of certain terms...............

34

              (e) Calculation of percentages of Securities..

35

              (f) Trustee resignation not required under

              certain circumstances.........................

36

SECTION 7.09.  Requirements for eligibility of

Trustee..........   36

SECTION 7.10.       (a) Resignation of Trustee and appointment

              of successor..................................

37

              (b) Removal of Trustee by Company or by court

              on Securityholders' application...............

37

              (c) Removal of Trustee by holders of majority

              in principal amount of Securities.............

37

              (d) Time when resignation or removal of

              Trustee effective.............................

38

              (e) One Trustee for each series...............

38

SECTION 7.11.  (a) Acceptance by successor to Trustee........

38

              (b) Trustee with respect to less than all

              series........................................

38

              (c) Company to confirm Trustee's rights.......

39

              (d) Successor Trustee to be qualified.........

39

              (e) Notice of succession......................

39

SECTION 7.12.  Successor to Trustee by merger, consolidation or succession to business........................

39

SECTION 7.13.       (a) Limitations on rights of Trustee as a

              creditor to obtain payment of certain claims

              within four months prior to default or during

              default, or to realize on property as such

              creditor thereafter..........................

39

                                                      Page

              (b) Certain creditor relationships excluded...

41

              (c) Definition of certain terms...............

42

                         ARTICLE EIGHT

                CONCERNING THE SECURITYHOLDERS

SECTION 8.01.  Evidence of action by

Securityholders............   43

SECTION 8.02.  Proof of execution of instruments and of

            holding of Securities............................

43

SECTION 8.03.  Who may be deemed owners of

Securities...........    43

SECTION 8.04.  Securities owned by Company or controlled or

            controlling companies disregarded for certain

            purposes.........................................

44

SECTION 8.05.  Instruments executed by Securityholders

            bind future holders..............................

44

                         ARTICLE NINE

                    SUPPLEMENTAL INDENTURES

SECTION 9.01.  Purposes for which supplemental indenture may be entered into without consent of

            Securityholders..................................

44

SECTION 9.02.  Modification of Indenture with consent of

            Securityholders..................................

45

SECTION 9.03.  Effect of supplemental

indentures................    46

SECTION 9.04.  Securities may bear notation of changes by

            supplemental indentures..........................

46

SECTION 9.05.  Opinion of

Counsel...............................  46

                          ARTICLE TEN

                CONSOLIDATION, MERGER AND SALE

SECTION 10.01.  Consolidations or mergers of Company and

             sales or conveyances of property of

             Company permitted...............................

47

SECTION 10.02.      (a) Rights and duties of successor

company....    47

              (b) Appropriate changes may be made in

              phraseology and form of Securities............

48

                                                     Page

              (c) Company may consolidate or merge into

              itself or acquire properties of other

              corporations..................................

48

SECTION 10.03.  Opinion of

Counsel..............................   48

                        ARTICLE ELEVEN

           SATISFACTION AND DISCHARGE OF INDENTURE;

                       UNCLAIMED MONEYS

SECTION 11.01.  Satisfaction and discharge of

Indenture.........  48

SECTION 11.02.  Discharge of Company's

Obligations..............     49

SECTION 11.03.  Application by Trustee of funds deposited

             for payment of Securities.......................

49

SECTION 11.04.  Repayment of moneys held by paying

agent........  49

SECTION 11.05.  Repayment of moneys held by

Trustee.............     49

                        ARTICLE TWELVE

           IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

                    OFFICERS AND DIRECTORS

SECTION 12.01.  Incorporators, stockholders, officers and

             directors of Company exempt from individual

             liability.......................................

49

                       ARTICLE THIRTEEN

                       SUNDRY PROVISIONS

SECTION 13.01.  Successors and assigns of Company bound by

             Indenture.......................................

50

SECTION 13.02.  Acts of board, committee or officer of

             successor company valid.........................

50

SECTION 13.03.  Surrender of powers by

Company..................     50

SECTION 13.04.  Required notices or demands may be served

             by mail.........................................

50

SECTION 13.05.  Indenture and Securities to be construed in

             accordance with laws of the State of

             New York........................................

50

SECTION 13.06.      (a) Officers' Certificate and Opinion of

              Counsel to be furnished upon applications or

              demands by Company............................

51

                                                   Page

              (b) Statements to be included in each

              certificate or opinion with respect to

              compliance with condition or covenant.........

51

SECTION 13.07.  Payments due on Sundays or

holidays.............                                  51

SECTION 13.08.  Provisions required by Trust Indenture Act of

              1939 to control...............................

51

SECTION 13.09.  Indenture may be executed in

counterparts.......                                    51

SECTION 13.10.  Separability of Indenture

provisions............                                 51

ACCEPTANCE OF TRUST BY

TRUSTEE..................................              52

TESTIMONIUM....................................................

.                                                      52

SIGNATURES AND

SEALS............................................      52

ACKNOWLEDGMENTS................................................

.                                                      53

                               x

FL:Post:21

    THIS INDENTURE, dated as of the 1st day of November, 1993,

between  GTE FLORIDA INCORPORATED, a corporation duly organized

and   existing  under  the  laws  of  the  State   of   Florida

(hereinafter  sometimes  referred to  as  the  "Company"),  and

NATIONSBANK  OF  GEORGIA,  NATIONAL  ASSOCIATION,  a   national

banking  association organized and existing under the  laws  of the United States of America, as trustee (hereinafter sometimes referred to as the "Trustee"):

    WHEREAS, for its lawful corporate purposes, the Company

has duly authorized the execution and delivery of this

Indenture to provide for the issuance of unsecured securities,

debentures, notes or other evidences of indebtedness

(hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided as registered

Securities without coupons, to be authenticated by the

certificate of the Trustee;

    WHEREAS, to provide the terms and conditions upon which

the Securities are to be authenticated, issued and delivered,

the Company has duly authorized the execution of this

Indenture;

    WHEREAS, the Securities and the certificate of

authentication to be borne by the Securities (the "Certificate of Authentication") are to be substantially in such forms as may be approved by the Board of Directors (as defined below) or set forth in any indenture supplemental to this Indenture;

    AND WHEREAS, all acts and things necessary to make the

Securities issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee as in this

Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and

performed or will be done and performed prior to the issuance of such Securities, and the execution of this Indenture and the issuance hereunder of the Securities have been or will be prior to issuance in all respects duly authorized, and the Company,

in the exercise of the legal right and power in it vested,

executes this Indenture and proposes to make, execute, issue and deliver the Securities;

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    That in order to declare the terms and conditions upon

which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises, of the

purchase and acceptance of the Securities by the holders

thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt

whereof is hereby acknowledged, the Company covenants and

agrees with the Trustee, for the equal and proportionate

benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Securities, without any discrimination, preference or priority of any one Security over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided

herein, as follows:

                          ARTICLE ONE

                          Definitions

    SECTION 1.01. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture,

any resolution of the Board of Directors of the Company and of any indenture supplemental hereto shall have the respective

meanings specified in this Section.  All other terms used in this Indenture which are defined in the Trust Indenture Act of

1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein

otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

Affiliate:

The term "Affiliate" of the Company shall mean any company at least a majority of whose outstanding voting stock shall at the time be owned by GTE Corporation, a New York corporation, or by one or more direct or indirect subsidiaries of GTE Corporation or by GTE Corporation and one or more direct or indirect

subsidiaries of GTE Corporation.  For the purposes only of this definition of the term "Affiliate", the term "voting stock", as applied to the stock of any company, shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such company, other than

stock having such power only by reason of the occurrence of a contingency.

Authenticating Agent:

The term "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities, as the case may be, appointed with respect to all or any series of the

Securities, as the case may be, by the Trustee pursuant to

Section 2.10.

Board of Directors:

The term "Board of Directors" shall mean the Board of Directors of the Company, or an Executive or Special Committee of such

Board.

Board Resolution:

The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the

Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such

certification.

Business day:

The term "business day", with respect to any series of

securities, shall mean any day other than a day on which

banking institutions in the City of Atlanta, County of Fulton,

State of Georgia or the Borough of Manhattan, the City and

State of New York, as the case may be (depending on whether an office or agency of the Company is being maintained in either such city with respect to any such series), are authorized or obligated by law or executive order to close.

                               2

Certificate:

The term "Certificate" shall mean a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company. The

Certificate need not comply with the provisions of Section

13.06.

Corporate Trust Office:

The term "Corporate Trust Office" shall mean the office of the

Trustee at which at any particular time its corporate trust

business shall be principally administered, which office at the date of the execution of this Indenture is located at 600

Peachtree Street, Suite 900, Atlanta, Georgia 30308.

Company:

The term "Company" shall mean GTE Florida Incorporated, a

corporation duly organized and existing under the laws of the

State of Florida, and, subject to the provisions of Article

Ten, shall also include its successors and assigns.

Default:

The term "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an

Event of Default.

Event of Default:

The term "Event of Default" with respect to Securities of a

particular series shall mean any event specified in Section

6.01, continued for the period of time, if any, therein

designated.

First Mortgage Bonds:

The term "First Mortgage Bonds" shall mean the bonds

outstanding from time to time issued by the Company under and secured by an Indenture dated as of November 1, 1950, between

Peninsular Telephone Company (now the Company) and Chemical

Bank (formerly known as Chemical Bank & Trust Company, Chemical

Corn Exchange Bank and Chemical Bank of New York Trust Company)

and NationsBank of Florida, National Association (formerly

known as NCNB National Bank of Florida, Exchange Bank and Trust

Company of Florida and The Exchange National Bank of Tampa), as

trustees, as amended and supplemented, and (b) the mortgage

notes on warehouse facilities entered into by the Company on

November 30, 1982 which expire by their terms on July 1, 1994 and January 1, 1999.

Governmental Obligations:

The term, "Governmental Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or

(ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of

America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of

America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section

3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental

Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository

receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of

principal of or interest on the Governmental Obligation

evidenced by such depository receipt.

                               3

Indenture:

The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

Interest payment date:

The term "interest payment date" when used with respect to any installment of interest on a Security of a particular series shall mean the date specified in such Security or in a Board

Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of

interest with respect to Securities of that series is due and payable.

Officers' Certificate:

The term "Officers' Certificate" shall mean a certificate

signed by the President or a Vice President and by the

Treasurer or an Assistant Treasurer or the Controller or an

Assistant Controller or the Secretary or an Assistant Secretary

of the Company. Each such certificate shall include the

statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

Opinion of Counsel:

The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the

Trustee and who may be an employee of or counsel for the

Company. Each such opinion shall include the statements

provided for in Section 13.06, if and to the extent required by the provisions thereof.

Outstanding:

The term "outstanding", when used with reference to Securities of any series, shall, subject to the provisions of Section

8.04, mean, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore

cancelled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been cancelled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental

Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in

trust by the Company (if the Company shall act as its own

paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the

maturity thereof, notice of such redemption shall have been

given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

(c) Securities in lieu of or in substitution for which other

Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07.

Predecessor Security:

The term "Predecessor Security" of any particular Security

shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security;

and, for the purposes of this definition, any Security

authenticated and delivered under Section 2.07 in lieu of a

lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                               4

Responsible officer:

The term "responsible officer" when used with respect to the

Trustee shall mean the chairman of the board of directors, the president, any vice president, the secretary, the treasurer,

any trust officer, any corporate trust officer or any other

officer or assistant officer of the Trustee customarily

performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to

whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Security or Securities:

The term "Security" or "Securities" shall mean any Security or

Securities, as the case may be, authenticated and delivered

under this Indenture.

Securityholder:

The term "Securityholder", "holder of Securities", "registered holder", or other similar term, shall mean the person or

persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Subsidiary:

The term "Subsidiary" shall mean any corporation at least a

majority of whose outstanding voting stock shall at the time be owned by the Company or by one or more Subsidiaries or by the

Company and one or more Subsidiaries. For the purposes only of this definition of the term "Subsidiary", the term "voting

stock", as applied to the stock of any corporation, shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such

corporation, other than stock having such power only by reason of the occurrence of a contingency.

Trustee:

The term "Trustee" shall mean NationsBank of Georgia, National

Association and, subject to the provisions of Article Seven,

shall also include its successors and assigns, and, if at any time there is more than one person acting in such capacity

hereunder, "Trustee" shall mean each such person. The term

"Trustee" as used with respect to a particular series of the

Securities shall mean the trustee with respect to that series.

Trust Indenture Act of 1939, as amended:

The term "Trust Indenture Act of 1939, as amended," subject to the provisions of Sections 9.01, 9.02, and 10.01, shall mean the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

                               5

                          ARTICLE TWO

             Issue, Description, Terms, Execution,

            Registration and Exchange of Securities

    SECTION 2.01. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued in one or more series up to

the aggregate principal amount of Securities of that series

from time to time authorized by or pursuant to a Board

Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Securities of a

particular series. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a

Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

         (1) the title of the Securities of the series (which

    shall distinguish the Securities of the series from all

    other Securities);

         (2) any limit upon the aggregate principal amount of

    the Securities of that series which may be authenticated

    and delivered under this Indenture (except for Securities

    authenticated and delivered upon registration of transfer

    of, or in exchange for, or in lieu of, other Securities of that series);

         (3) the date or dates on which the principal of the

    Securities of the series is payable;

         (4) the rate or rates at which the Securities of the

    series shall bear interest or the manner of calculation of such rate or rates, if any, the date or dates from which

    such interest shall accrue, the interest payment dates on

    which such interest shall be payable or the manner of

    determination of such interest payment dates;

         (5) the period or periods within which, the price or

    prices at which and the terms and conditions upon which,

    Securities of the series may be redeemed, in whole or in

    part, at the option of the Company;

         (6) the obligation, if any, of the Company to redeem

    or purchase Securities of the series pursuant to any

    sinking fund or analogous provisions (including payments

    made in cash in anticipation of future sinking fund

    obligations) or at the option of a holder thereof and the

    period or periods within which, the price or prices at

    which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or

    in part, pursuant to such obligation;

         (7) the form of the Securities of the series

    including the form of the Certificate of Authentication

    for such series;

         (8) if other than denominations of $1,000 or any

    integral multiple thereof, the denominations in which the

    Securities of the series shall be issuable; and

         (9) any and all other terms with respect to such

    series (which terms shall not be inconsistent with the

    terms of this Indenture).

                               6

    All Securities of any one series shall be substantially

identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

    If any of the terms of the series are established by

action taken pursuant to a Board Resolution, a copy of an

appropriate record of such action shall be certified by the

Secretary or an Assistant Secretary of the Company and

delivered to the Trustee at or prior to the delivery of the

Officers' Certificate setting forth the terms of the series.

    SECTION 2.02. The Securities of any series and the

Trustee's Certificate of Authentication to be borne by such

Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers'

Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or

endorsements printed, lithographed or engraved thereon as the

Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to

comply with any law or with any rule or regulation made

pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

    SECTION 2.03. The Securities shall be issuable as

registered Securities and in the denominations of $1,000 or any multiple thereof, subject to Section 2.01(8). The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The

principal of and the interest on the Securities of any series,

as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America which at the time is legal tender for public and private debt, at the office or agency of the

Company maintained for that purpose in either the City of

Atlanta, County of Fulton, State of Georgia or the Borough of

Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication. Interest on the

Securities shall be computed on the basis of a 360-day year

composed of twelve 30-day months; provided that interest on

Securities bearing interest of a floating rate shall be

computed on the basis of a year of 365 or 366 days, as

appropriate, for the actual number of days elapsed.

    The interest installment on any Security which is payable,

and is punctually paid or duly provided for, on any interest payment date for Securities of that series shall be paid to the person in whose name said Security (or one or more Predecessor

Securities) is registered at the close of business on the

regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any interest payment date and prior to such interest payment date, interest on such

Security will be paid upon presentation and surrender of such

Security as provided in Section 3.03.

    Any interest on any Security which is payable, but is not

punctually paid or duly provided for, on any interest payment date for Securities of the same series (herein called

"Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                               7

         (1) The Company may make payment of any Defaulted

    Interest on Securities to the persons in whose names such

    Securities (or their respective Predecessor Securities)

    are registered at the close of business on a special

    record date for the payment of such Defaulted Interest,

    which shall be fixed in the following manner: the Company

    shall notify the Trustee in writing of the amount of

    Defaulted Interest proposed to be paid on each such

    Security and the date of the proposed payment, and at the

    same time the Company shall deposit with the Trustee an

    amount of money equal to the aggregate amount proposed to

    be paid in respect of such Defaulted Interest or shall

    make arrangements satisfactory to the Trustee for such

    deposit prior to the date of the proposed payment, such

    money when deposited to be held in trust for the benefit

    of the persons entitled to such Defaulted Interest as in

    this clause provided. Thereupon the Trustee shall fix a

    special record date for the payment of such Defaulted

    Interest which shall not be more than 15 or less than 10

    days prior to the date of the proposed payment and not

    less than 10 days after the receipt by the Trustee of the

    notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class

    postage prepaid, to each Securityholder at his or her

    address as it appears in the Security Register (as

    hereinafter defined), not less than 10 days prior to such

    special record date. Notice of the proposed payment of

    such Defaulted Interest and the special record date

    therefor having been mailed as aforesaid, such Defaulted

    Interest shall be paid to the persons in whose names such

    Securities (or their respective Predecessor Securities)

    are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted

    Interest on any Securities in any other lawful manner not

    inconsistent with the requirements of any securities

    exchange on which such Securities may be listed, and upon

    such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment

    shall be deemed practicable by the Trustee.

    The term "regular record date" as used in this Section

with respect to a series of Securities with respect to any

interest payment date for such series shall mean either the

fifteenth day of the month immediately preceding the month in which an interest payment date established for such series

pursuant to Section 2.01 hereof shall occur, if such interest payment date is the first day of a month, or the last day of the month immediately preceding the month in which an interest payment date established for such series pursuant to Section

2.01 hereof shall occur, if such interest payment date is the fifteenth day of a month, whether or not such date is a

business day.

    Subject to the foregoing provisions of this Section, each

Security of a series delivered under this Indenture upon

transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other

Security.

                               8

    SECTION 2.04. The Securities shall, subject to the

provisions of Section 2.06, be printed on steel engraved

borders or fully or partially engraved, or legibly typed, as the proper officers of the Company may determine, and shall be signed on behalf of the Company by its President or one of its

Vice Presidents, under its corporate seal attested by its

Secretary or one of its Assistant Secretaries.  The signature of the President or a Vice President and/or the signature of the Secretary or an Assistant Secretary in attestation of the corporate seal, upon the Securities, may be in the form of a facsimile signature of a present or any future President or

Vice President and of a present or any future Secretary or

Assistant Secretary and may be imprinted or otherwise

reproduced on the Securities and for that purpose the Company may use the facsimile signature of any person who shall have been a President or Vice President, or of any person who shall have been a Secretary or Assistant Secretary, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such person shall have ceased to be the President or a Vice President, or the Secretary or an

Assistant Secretary, of the Company, as the case may be.  The seal of the Company may be in the form of a facsimile of the seal of the Company and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

    Only such Securities as shall bear thereon a certificate

of authentication substantially in the form established for

such Securities, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Securities, shall be entitled to the benefits of this

Indenture or be valid or obligatory for any purpose. Such

certificate executed by the Trustee, or by any Authenticating

Agent appointed by the Trustee with respect to such Securities,

upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly

authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

    At any time and from time to time after the execution and

delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for

authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its President or any Vice President and its Treasurer or any

Assistant Treasurer, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

    In authenticating such Securities and accepting the

additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and

(subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms

thereof have been established in conformity with the provisions of this Indenture and that such Securities, when authenticated and delivered by the Trustee, will be duly authorized, executed and delivered and will constitute the legal, valid and binding obligations of the Company, enforceable against it in

accordance with their terms.

    The Trustee shall not be required to authenticate such

Securities if the issue of such Securities pursuant to this

Indenture will affect the Trustee's own rights, duties or

immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                               9

    SECTION 2.05. (a) Securities of any series may be

exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in either the City of

Atlanta, County of Fulton, State of Georgia, or the Borough of

Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like

aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto,

all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the

Trustee shall authenticate and such office or agency shall

deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

    (b) The Company shall keep, or cause to be kept, at its

office or agency designated for such purpose in either the City of Atlanta, County of Fulton, State of Georgia, or the Borough

of Manhattan, the City and State of New York, or such other

location designated by the Company a register or registers

(herein referred to as the "Security Register") in which,

subject to such reasonable regulations as it may prescribe, the

Company shall register the Securities and the transfers of

Securities as in this Article provided and which at all

reasonable times shall be open for inspection by the Trustee.

The registrar for the purpose of registering Securities and

transfer of Securities as herein provided shall be appointed by the Board of Directors by Board Resolution (the "Security

Registrar").

    Upon surrender for transfer of any Security at the office

or agency of the Company designated for such purpose in either the City of Atlanta, County of Fulton, State of Georgia, or the

Borough of Manhattan, the City and State of New York, the

Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

    All Securities presented or surrendered for exchange or

registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security

Registrar) by a written instrument or instruments of transfer,

in form satisfactory to the Company or the Security Registrar,

duly executed by the registered holder or by his duly

authorized attorney in writing.

    (c) No service charge shall be made for any exchange or

registration of transfer of Securities, or issue of new

Securities in case of partial redemption of any series, but the

Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other

than exchanges pursuant to Section 2.06, the second paragraph of Section 3.03 and Section 9.04 not involving any transfer.

    (d) The Company shall not be required (a) to issue,

exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (b) to

register the transfer of or exchange any Securities of any

series or portions thereof called for redemption.

                              10

    SECTION 2.06. Pending the preparation of definitive

Securities of any series, the Company may execute, and the

Trustee shall authenticate and deliver, temporary Securities

(printed, lithographed or typewritten) of any authorized

denomination, and substantially in the form of the definitive

Securities in lieu of which they are issued, but with such

omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company.

Every temporary Security of any series shall be executed by the

Company and be authenticated by the Trustee upon the same

conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish

definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in

exchange therefor (without charge to the holders), at the

office or agency of the Company designated for the purpose in either the City of Atlanta, County of Fulton, State of Georgia,

or the Borough of Manhattan, the City and State of New York,

and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an

equal aggregate principal amount of definitive Securities of such series. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this

Indenture as definitive Securities of such series authenticated and delivered hereunder.

    SECTION 2.07. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the

Company (subject to the next succeeding sentence) shall

execute, and upon its request the Trustee (subject as

aforesaid) shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously

outstanding, in exchange and substitution for the mutilated

Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the

Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of

destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issue of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other

governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee) connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be

destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same

(without surrender thereof except in the case of a mutilated

Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of

destruction, loss or theft, evidence to the satisfaction of the

Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

    Every Security issued pursuant to the provisions of this

Section in substitution for any Security which is mutilated,

destroyed, lost or stolen shall constitute an additional

contractual obligation of the Company, whether or not the

mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly

issued hereunder. All Securities shall be

                              11

held and owned upon the express condition that the foregoing provisions are

exclusive with respect to the replacement or payment of

mutilated, destroyed, lost or stolen Securities, and shall

preclude (to the extent lawful) any and all other rights or

remedies, notwithstanding any law or statute existing or

hereafter enacted to the contrary with respect to the

replacement or payment of negotiable instruments or other

securities without their surrender.

    SECTION 2.08. All Securities surrendered for the purpose

of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities

shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On

request of the Company, the Trustee shall deliver to the

Company cancelled Securities held by the Trustee. In the

absence of such request the Trustee may dispose of cancelled

Securities in accordance with its standard procedures and

deliver a certificate of disposition to the Company. If the

Company shall otherwise acquire any of the Securities, however,

such acquisition shall not operate as a redemption or

satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for

cancellation.

    SECTION 2.09. Nothing in this Indenture or in the

Securities, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or

equitable right, remedy or claim under or in respect of this

Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

    SECTION 2.10. So long as any of the Securities of any

series remain outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee

shall have the right to appoint. Said Authenticating Agent

shall be authorized to act on behalf of the Trustee to

authenticate Securities of such series issued upon exchange,

transfer or partial redemption thereof, and Securities so

authenticated shall be entitled to the benefits of this

Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  All references in this Indenture to the authentication of Securities by the

Trustee shall be deemed to include authentication by an

Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each

Authenticating Agent shall be acceptable to the Company and

shall be a corporation which has a combined capital and

surplus, as most recently reported or determined by it,

sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or

examination by Federal or State authorities. If at any time any

Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

    Any Authenticating Agent may at any time resign by giving

written notice of resignation to the Trustee and to the

Company.  The Trustee may at any time (and upon request by the

Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating

Agent and to the Company.  Upon resignation, termination or

cessation of eligibility of any Authenticating Agent, the

Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any

                              12

successor Authenticating Agent, upon acceptance of its

appointment hereunder, shall become vested with all the rights,

powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

                         ARTICLE THREE

      Redemption of Securities and Sinking Fund Provisions

    SECTION 3.01. The Company may redeem the Securities of any series issued hereunder on and after the dates and in

accordance with the terms established for such series pursuant to Section 2.01 hereof.

    SECTION 3.02. (a) In case the Company shall desire to

exercise such right to redeem all or, as the case may be, a

portion of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such

redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such

holders at their last addresses as they shall appear upon the

Security Register. Any notice which is mailed in the manner

herein provided shall be conclusively presumed to have been

duly given, whether or not the registered holder receives the notice.  In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not

affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of

such Securities or elsewhere in this Indenture, the Company

shall furnish the Trustee with an Officers' Certificate

evidencing compliance with any such restriction.

    Each such notice of redemption shall specify the date

fixed for redemption and the redemption price at which

Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in either the City of Atlanta, County of Fulton, State of Georgia,

or the Borough of Manhattan, the City and State of New York,

upon presentation and surrender of such Securities, that

interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date

interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the

Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so

redeemed. In case any Security is to be redeemed in part only,

the notice which relates to such Security shall state the

portion of the principal amount thereof to be redeemed, and

shall state that on and after the redemption date, upon

surrender of such Security, a new Security or Securities of

such series in principal amount equal to the unredeemed portion thereof will be issued.

    (b) If less than all the Securities of a series are to be

redeemed, the Company shall give the Trustee at least 45 days'

notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $1,000 or any multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the

Securities to be redeemed, in whole or in part.

                              13

    The Company may, if and whenever it shall so elect, by

delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular

series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of

redemption is to be given by the Trustee or any such paying

agent, the Company shall deliver or cause to be delivered to,

or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or

other records, or suitable copies or extracts therefrom,

sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

    SECTION 3.03. (a) If the giving of notice of redemption

shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for

redemption and interest on such Securities or portions of

Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and

surrender of such Securities on or after the date fixed for

redemption at the place of payment specified in the notice,

said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest

accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the

interest installment payable on such date shall be payable to the registered holder at the close of business on the

applicable record date pursuant to Section 2.03).

    (b) Upon presentation of any Security of such series which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof,

at the expense of the Company, a new Security or Securities of the same series, of authorized denominations in principal

amount equal to the unredeemed portion of the Security so

presented.

    SECTION 3.04. The provisions of Sections 3.04, 3.05 and

3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as

contemplated by Section 2.01 for Securities of such series.

    The minimum amount of any sinking fund payment provided

for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of

Securities of any series is herein referred to as an "optional sinking fund payment".  If provided for by the terms of

Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section

3.05. Each sinking fund payment shall be applied to the

redemption of Securities of any series as provided for by the terms of Securities of such series.

                              14

    SECTION 3.05. The Company (1) may deliver Outstanding

Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a

series which have been redeemed either at the election of the

Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments

pursuant to the terms of such Securities, in each case in

satisfaction of all or any part of any sinking fund payment

with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be

received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

    SECTION 3.06. Not less than 45 days prior to each sinking

fund payment date for any series of Securities, the Company

will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion

thereof, if any, which is to be satisfied by delivering and

crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will also deliver to the

Trustee any Securities to be so delivered. Not less than 30

days before each such sinking fund payment date the Trustee

shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in

Section 3.02. Such notice having been duly given, the

redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                         ARTICLE FOUR

              Particular Covenants of the Company

    The Company covenants and agrees for each series of the

Securities as follows:

    SECTION 4.01. The Company will duly and punctually pay or

cause to be paid the principal of (and premium, if any) and

interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

    SECTION 4.02. So long as any series of the Securities

remain outstanding, the Company agrees to maintain an office or agency in either the City of Atlanta, County of Fulton, State of Georgia, or the Borough of Manhattan, the City and State of

New York, with respect to each such series and at such other location or locations as may be designated as provided in this

Section 4.02, where (i) Securities of that series may be

presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of

transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and

this Indenture may be given or served.  As to such office or agency in either the City of Atlanta, County of Fulton, State of Georgia, or the Borough of Manhattan, the City and State of

New York, the Company shall, designate the required office or agency to be located in either the City of Atlanta, County of

Fulton, State of Georgia, or the Borough of Manhattan, the City

and State of New York, for each Series of Securities, such

designation to continue with respect to such office or agency until the Company shall, by written notice signed by its

President or a Vice President and delivered to

                              15

the Trustee, designate some other office or agency for such

purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such

presentations, notices and demands may be made or served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such

presentations, notices and demands.

    SECTION 4.03. (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the

provisions of this Section,

    (1) that it will hold all sums held by it as such agent

    for the payment of the principal of (and premium, if any)

    or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other

    obligor on such securities) in trust for the benefit of

    the persons entitled thereto;

    (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on such Securities)

    to make any payment of the principal of (and premium, if

    any) or interest on the Securities of that series when the same shall be due and payable;

    (3) that it will, at any time during the continuance of

    any failure referred to in the preceding paragraph (a)(2)

    above, upon the written request of the Trustee, forthwith

    pay to the Trustee all sums so held in trust by such

    paying agent; and

    (4) that it will perform all other duties of paying agent

    as set forth in this Indenture.

    (b) If the Company shall act as its own paying agent with

respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or

interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until

such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such

Securities) to take such action. Whenever the Company shall

have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium,

if any) or interest on any Securities of that series, deposit with a paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

    (c) Anything in this Section to the contrary

notwithstanding, (i) the agreement to hold sums in trust as

provided in this Section is subject to the provisions of

Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this

Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the

Company or such paying agent, such sums to be held by the

Trustee upon the same terms as those upon which such sums were held by the Company or such paying agent; and, upon such

payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

                              16

    SECTION 4.04. The Company, whenever necessary to avoid or

fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

    SECTION 4.05. The Company will not, while any of the

Securities remain outstanding, create, or suffer to be created or to exist, any mortgage, lien, pledge, security interest or other encumbrance of any kind upon any property of any

character of the Company whether now owned or hereafter

acquired or upon any of the income or profits therefrom unless it shall make effective provision whereby the Securities then outstanding shall be secured by such mortgage, lien, pledge,

security interest or other encumbrance equally and ratably with any and all obligations and indebtedness thereby secured so

long as any such obligations and indebtedness shall be so

secured; provided, however, that nothing in this Section shall be construed to prevent the Company from creating, or from

suffering to be created or to exist, any mortgages, liens,

pledges, security interests or other encumbrances, or any

agreements, with respect to:

    (1) Purchase money mortgages, or other purchase money

    liens, pledges or encumbrances of any kind upon property

    hereafter acquired by the Company, or mortgages, liens,

    pledges, security interests or other encumbrances of any

    kind existing on such property at the time of the

    acquisition thereof, or conditional sales agreements or

    other title retention agreements with respect to any

    property hereafter acquired; provided, however, that no

    such mortgage, lien, pledge, security interest or other

    encumbrance, and no such agreement, shall extend to or

    cover any other property of the Company;

    (2) The replacement, extension or renewal of any such

    mortgage, lien, pledge, security interest or other

    encumbrance, or of any such agreement, permitted by the

    foregoing clause (1), or the replacement or renewal

    (without increase in principal amount or extension of

    final maturity date) of the indebtedness secured thereby;

    (3) Liens for taxes or assessments or governmental charges or levies; pledges or deposits to secure obligations under worker's compensation laws or similar legislation; pledges or deposits to secure performance in connection with bids,

    tenders, contracts (other than contracts for the payment

    of money) or leases to which the Company is a party;

    deposits to secure public or statutory obligations of the

    Company; materialmen's, mechanics', carriers', workers',

    repairmen's or other like liens in the ordinary course of

    business, or deposits to obtain the release of such liens;

    deposits to secure surety and appeal bonds to which the

    Company is a party; other pledges or deposits for similar

    purposes in the ordinary course of business; liens created by or resulting from any litigation or legal proceeding

    which at the time is currently being contested in good

    faith by appropriate proceedings; leases made, or existing on property acquired, in the ordinary course of business;

    landlord's liens under leases to which the Company is a

    party; zoning restrictions, easements, licenses,

    restrictions on the use of real property or minor

    irregularities in title thereto, which do not materially

    impair the use of such property in the operation of the

    business of the Company or the value of such property for

    the purpose of such business; or the lien of the Trustee

    described in Section 7.06 hereof;

    (4) First Mortgage Bonds outstanding on the date hereof

    and any replacement or renewal (without increase in

    principal amount or extension of final maturity date) of

    such outstanding First Mortgage Bonds;

                              17

    (5) First Mortgage Bonds which may be issued by the

    Company in connection with a consolidation or merger of

    the Company with or into any Affiliate in exchange for or

    otherwise in substitution for long-term senior

    indebtedness of such Affiliate ("Affiliate Debt") which by its terms (i) is secured by a mortgage on all or a portion of the property of such Affiliate, (ii) prohibits

    long-term senior secured indebtedness from being incurred

    by such Affiliate, or a successor thereto, unless the

    Affiliate Debt shall be secured equally and ratably with

    such long-term senior secured indebtedness or (iii)

    prohibits long-term senior secured indebtedness from being incurred by such Affiliate; or

    (6) Indebtedness assumed by the Company of the character

    specified in clause (a) of the second paragraph of Section

    4.06 hereof.

    SECTION 4.06. The Company will not, while any of the

Securities remain outstanding, consolidate with, or merge into,

or merge into itself, or sell or convey all or substantially all of its property to, any other company unless the provisions of Article Ten hereof are complied with.

    If upon any such consolidation or merger, or sale or

conveyance, any of the property of the Company owned by the

Company prior thereto would thereupon become subject to any

mortgage, security interest, pledge or lien, the Company, prior to such consolidation, merger, sale or conveyance, will secure the outstanding Securities, or cause the same to be secured,

equally and ratably with the other indebtedness or obligations secured by such mortgage, security interest, pledge or lien so long as such other indebtedness or obligations shall be so

secured; provided, however, that (a) the subjection of the

property of the Company to any mortgage, security interest,

pledge or lien securing indebtedness of an Affiliate which is required to be assumed by the Company in connection with any merger or consolidation of such Affiliate shall be deemed

excluded from the operation of this Section and shall not

require that any of the Securities be secured; and (b) the

subjection of property of the Company to any mortgage, security interest, pledge or lien of the character referred to in

clauses (1), (2), (3), (4) and (5) of Section 4.05 shall be

deemed excluded from the operation of this Section and shall not require that any of the Securities be secured.

                         ARTICLE FIVE

       Securityholders' Lists and Reports by the Company

                        and the Trustee

    SECTION 5.01. The Company will furnish or cause to be

furnished to the Trustee (a) semi-annually, not more than 15 days after each regular record date (as defined in Section

2.03) a list, in such form as the Trustee may reasonably

require, of the names and addresses of the holders of each

series of Securities as of such regular record date and (b) at such other times as the Trustee may request in writing, within

30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided,

however, no such list need be furnished for any series for

which the Trustee shall be the Security Registrar.

    SECTION 5.02. (a) The Trustee shall preserve, in as

current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities

contained in the most recent list furnished to it

                              18

as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its

capacity as Security Registrar (if acting in such capacity).

    (b) The Trustee may destroy any list furnished to it as

provided in Section 5.01 upon receipt of a new list so

furnished.

    (c) In case three or more holders of Securities of a

series (hereinafter referred to as "applicants") apply in

writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a

period of at least six months preceding the date of such

application, and such application states that the applicants desire to communicate with other holders of Securities of such series or holders of all Securities with respect to their

rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other

communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

    (1) afford to such applicants access to the information

    preserved at the time by the Trustee in accordance with

    the provisions of subsection (a) of this Section, or

    (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities,

    as the case may be, whose names and addresses appear in

    the information preserved at the time by the Trustee, in

    accordance with the provisions of subsection (a) of this

    Section, and as to the approximate cost of mailing to such

    Securityholders the form of proxy or other communication,

    if any, specified in such application.

    (d) If the Trustee shall elect not to afford such

applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of such series or of all Securities, as the case may be, whose

name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of

subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the

material to be mailed and of payment, or provision for the

payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such

applicants and file with the Securities and Exchange

Commission, together with a copy of the material to be mailed,

a written statement to the effect that, in the opinion of the

Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or of all

Securities, as the case may be, or would be in violation of

applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after

notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring,

the Trustee shall mail copies of such material to all such

Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the

Trustee shall be relieved of any obligation or duty to such

applicants respecting their application.

                              19

    (e) Each and every holder of the Securities, by receiving

and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the

Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

    SECTION 5.03. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission,

copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the

foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to

file with said Commission pursuant to Section 13 or Section

15(d) of the Securities Exchange Act of 1934, as amended; or,

if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with the rules and regulations prescribed from time to time by said

Commission, such of the supplementary and periodic information,

documents and reports which may be required pursuant to Section

13 of the Securities Exchange Act of 1934, as amended, in

respect of a security listed and registered on a national

securities exchange as may be prescribed from time to time in such rules and regulations.

    (b) The Company covenants and agrees to file with the

Trustee and the Securities and Exchange Commission, in

accordance with the rules and regulations prescribed from time to time by said Commission, such additional information,

documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this

Indenture as may be required from time to time by such rules and regulations.

    (c) The Company covenants and agrees to transmit by mail,

first class postage prepaid, or reputable over-night delivery service which provides for evidence of receipt, to the

Securityholders, as their names and addresses appear upon the

Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to

subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the

Securities and Exchange Commission.

    (d) The Company covenants and agrees to furnish to the

Trustee, on or before May 15 in each calendar year in which any of the Securities are outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, a certificate from the principal executive officer, principal financial officer or principal

accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this

Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                              20

    SECTION 5.04. (a) On or before July 15 in each year in

which any Securities are outstanding hereunder, the Trustee

shall transmit by mail, first class postage prepaid, to the

Securityholders, as their names and addresses appear upon the

Security Register, a brief report dated as of the preceding May

15, with respect to any of the following events which may have occurred within the previous twelve months (but if no such

event has occurred within such period no report need be

transmitted):

    (1) any change to its eligibility under Section 7.09, and

    its qualifications under Section 7.08;

    (2) the creation of or any material change to a

    relationship specified in paragraphs (1) through (10) of

    subsection (c) of Section 7.08;

    (3) the character and amount of any advances (and if the

    Trustee elects so to state, the circumstances surrounding

    the making thereof) made by the Trustee (as such) which

    remain unpaid on the date of such report, and for the

    reimbursement of which it claims or may claim a lien or

    charge, prior to that of the Securities, on any property

    or funds held or collected by it as Trustee if such

    advances so remaining unpaid aggregate more than 1/2 of 1%

    of the principal amount of the Securities outstanding on

    the date of such report;

    (4) any change to the amount, interest rate, and maturity

    date of all other indebtedness owing by the Company, or by any other obligor on the Securities, to the Trustee in its individual capacity, on the date of such report, with a

    brief description of any property held as collateral

    security therefor, except any indebtedness based upon a

    creditor relationship arising in any manner described in

    paragraphs (2), (3), (4), or (6) of subsection (b) of

    Section 7.13;

    (5) any change to the property and funds, if any,

    physically in the possession of the Trustee as such on the date of such report;

    (6) any release, or release and substitution, of property

    subject to the lien of this Indenture (and the

    consideration thereof, if any) which it has not previously reported;

    (7) any additional issue of Securities which the Trustee

    has not previously reported; and

    (8) any action taken by the Trustee in the performance of

    its duties under this Indenture which it has not

    previously reported and which in its opinion materially

    affects the Securities or the Securities of any series,

    except any action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

    (b) The Trustee shall transmit by mail, first class

postage prepaid, to the Securityholders, as their names and

addresses appear upon the Security Register, a brief report

with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances

surrounding the making thereof) made by the Trustee as such

since the date of the last report transmitted pursuant to the provisions of subsection (a) of

                              21

this Section (or if no such report has yet been so transmitted,

since the date of execution of this Indenture), for the

reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such

advances remaining unpaid at any time aggregate more than 10%

of the principal amount of Securities of such series

outstanding at such time, such report to be transmitted within

90 days after such time.

    (c) A copy of each such report shall, at the time of such

transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Securities and

Exchange Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.

                          ARTICLE SIX

          Remedies of the Trustee and Securityholders

                      on Event of Default

    SECTION 6.01. (a) Whenever used herein with respect to

Securities of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

    (1) default in the payment of any installment of interest

    upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 business days;

    (2) default in the payment of the principal of (or

    premium, if any, on) any of the Securities of that series

    as and when the same shall become due and payable whether

    at maturity, upon redemption, by declaration or otherwise,

    or in any payment required by any sinking or analogous

    fund established with respect to that series;

    (3) failure on the part of the Company duly to observe or

    perform any other of the covenants or agreements on the

    part of the Company with respect to that series contained

    in such Securities or otherwise established with respect

    to that series of Securities pursuant to Section 2.01

    hereof or contained in this Indenture (other than a

    covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more

    series of Securities other than such series) for a period

    of 90 days after the date on which written notice of such

    failure, requiring the same to be remedied and stating

    that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by

    registered or certified mail, or to the Company and the

    Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time outstanding;

    (4) a decree or order by a court having jurisdiction in

    the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a

    petition seeking liquidation or reorganization of the

    Company under the Federal Bankruptcy Code or any

                              22

    other similar applicable Federal or State law, and such

    decree or order shall have continued unvacated and

    unstayed for a period of 90 days; or an involuntary case

    shall be commenced under such Code in respect of the

    Company and shall continue undismissed for a period of 90

    days or an order for relief in such case shall have been

    entered; or a decree or order of a court having

    jurisdiction in the premises shall have been entered for

    the appointment on the ground of insolvency or bankruptcy

    of a receiver or custodian or liquidator or trustee or

    assignee in bankruptcy or insolvency of the Company or of

    its property, or for the winding up or liquidation of its

    affairs, and such decree or order shall have remained in

    force unvacated and unstayed for a period of 90 days; or

    (5) the Company shall institute proceedings to be

    adjudicated a voluntary bankrupt, or shall consent to the

    filing of a bankruptcy proceeding against it, or shall

    file a petition or answer or consent seeking liquidation

    or reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall

    consent to the filing of any such petition, or shall

    consent to the appointment on the ground of insolvency or

    bankruptcy of a receiver or custodian or liquidator or

    trustee or assignee in bankruptcy or insolvency of it or

    of its property, or shall make an assignment for the

    benefit of creditors.

    (b) In each and every such case, unless the principal of

all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than

25% in aggregate principal amount of the Securities of that

series then outstanding hereunder, by notice in writing to the

Company (and to the Trustee if given by such Securityholders),

may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such

declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the

Securities of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary

notwithstanding.

    (c) This provision, however, is subject to the condition

that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and

premium, if any, on) any and all Securities of that series

which shall have become due otherwise than by acceleration

(with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per

annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the

Indenture, other than the nonpayment of principal on Securities of that series which shall not have become due by their terms,

shall have been remedied or waived as provided in Section 6.06 then and in every such case the holders of a majority in

aggregate principal amount of the Securities of that series

then outstanding, by written notice to the Company and to the

Trustee, may rescind and annul such declaration and its

consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                              23

    (d) In case the Trustee shall have proceeded to enforce

any right with respect to Securities of that series under this

Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the

Trustee, then and in every such case the Company and the

Trustee shall be restored respectively to their former

positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

    SECTION 6.02. (a) The Company covenants that (1) in case

default shall be made in the payment of any installment of

interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with

respect to that series as and when the same shall become due and payable, and such default shall have continued for a period of 30 business days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a

series or upon redemption or upon declaration or otherwise--

then, upon demand of the Trustee, the Company will pay to the

Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium,

if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under

applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and,

in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

    (b) In case the Company shall fail forthwith to pay such

amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect in the manner provided by law out of the property of the

Company or other obligor upon the Securities of that series

wherever situated the moneys adjudged or decreed to be payable.

    (c) In case of any receivership, insolvency, liquidation,

bankruptcy, reorganization, readjustment, arrangement,

composition or other judicial proceedings affecting the

Company, any other obligor on such Securities, or the creditors or property of either, the Trustee shall have power to

intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be

otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or

advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire

amount due and payable by the Company or such other obligor

under the Indenture at the date of institution of such

proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such

date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall

consent to the making of such payments directly to such

Securityholders, to pay to the Trustee any amount due it under

Section 7.06.

                              24

    (d) All rights of action and of asserting claims under

this Indenture, or under any of the terms established with

respect to Securities of that series, may be enforced by the

Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding

relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after

provision for payment to the Trustee of any amounts due under

Section 7.06, be for the ratable benefit of the holders of the

Securities of such series.

    In case of an Event of Default hereunder the Trustee may

in its discretion proceed to protect and enforce the rights

vested in it by this Indenture by such appropriate judicial

proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific

enforcement of any covenant or agreement contained in the

Indenture or in aid of the exercise of any power granted in

this Indenture, or to enforce any other legal or equitable

right vested in the Trustee by this Indenture or by law.

    Nothing herein contained shall be deemed to authorize the

Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement,

adjustment or composition affecting the Securities of that

series or the rights of any holder thereof or to authorize the

Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

    SECTION 6.03. Any moneys collected by the Trustee pursuant to Section 6.02 with respect to a particular series of

Securities shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities of that series, and stamping thereon the payment, if only partially

paid, and upon surrender thereof if fully paid:

    FIRST: To the payment of costs and expenses of collection

    and of all amounts payable to the Trustee under Section

    7.06;

    SECOND: To the payment of the amounts then due and unpaid

    upon Securities of such series for principal (and premium,

    if any) and interest, in respect of which or for the

    benefit of which such money has been collected, ratably,

    without preference or priority of any kind, according to

    the amounts due and payable on such Securities for

    principal (and premium, if any) and interest,

    respectively.

    SECTION 6.04. No holder of any Security of any series

shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this

Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of

Default and of the continuance thereof with respect to

Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of

such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any

                              25

such action, suit or proceeding; it being understood and

intended, and being expressly covenanted by the taker and

holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this

Indenture to affect, disturb or prejudice the rights of the

holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder,

or to enforce any right under this Indenture, except in the

manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section,

each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Notwithstanding any other provisions of this Indenture,

however, the right of any holder of any Security to receive

payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the

respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such

respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

    SECTION 6.05. (a) All powers and remedies given by this

Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies

available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this

Indenture or otherwise established with respect to such

Securities.

    (b) No delay or omission of the Trustee or of any holder

of any of the Securities to exercise any right or power

accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be

construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time,

and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

    SECTION 6.06. The holders of a majority in aggregate

principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of

conducting any proceeding for any remedy available to the

Trustee, or exercising any trust or power conferred on the

Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of

holders of Securities of any other series at the time

outstanding determined in accordance with Section 8.04, not

parties thereto. Subject to the provisions of Section 7.01, the

Trustee shall have the right to decline to follow any such

direction if the Trustee in good faith shall, by a responsible officer or officers of the Trustee, determine that the

proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal

amount of the Securities of any series at the time outstanding,

determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of that series waive any past default in the performance of any of the covenants

contained herein

                              26

or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities or a call for redemption of

Securities of that series.  Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such

waiver shall extend to any subsequent or other default or

impair any right consequent thereon.

    SECTION 6.07. The Trustee shall, within 90 days after the

occurrence of a default with respect to a particular series,

transmit by mail, first class postage prepaid, to the holders of Securities of that series, as their names and addresses

appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such

defaults shall have been cured before the giving of such notice

(the term "defaults" for the purposes of this Section being

hereby defined to be the events specified in subsections (a),

(b), (c), (d) and (e) of Section 6.01, not including any

periods of grace provided for therein and irrespective of the giving of notice provided for by subsection (c) of Section

6.01); provided, that, except in the case of default in the

payment of the principal of (or premium, if any) or interest on any of the Securities of that series or in the payment of any sinking fund installment established with respect to that

series, the Trustee shall be protected in withholding such

notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the

withholding of such notice is in the interests of the

Securityholders of Securities of that series; provided further,

that in the case of any default of the character specified in

Section 6.01(c) with respect to Securities of such series no such notice to the holders of the Securities of that series

shall be given until at least 30 days after the occurrence

thereof.

    The Trustee shall not be deemed to have knowledge of any

default, except (i) a default under subsections (a)(1) or

(a)(2) of Section 6.01 as long as the Trustee is acting as

paying agent for such series of Securities or (ii) any default as to which the Trustee shall have received written notice or a responsible officer charged with the administration of this

Indenture shall have obtained actual knowledge.

    SECTION 6.08. All parties to this Indenture agree, and

each holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its

discretion require, in any suit for the enforcement of any

right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee,

the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable

attorneys' fees, against any party litigant in such suit,

having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of

this Section shall not apply to any suit instituted by the

Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate

principal amount of the outstanding Securities of any series,

or to any suit instituted by any Securityholder for the

enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or

established pursuant to this Indenture.

                              27

                         ARTICLE SEVEN

                    Concerning the Trustee

    SECTION 7.01. (a) The Trustee, prior to the occurrence of

an Event of Default with respect to Securities of a series and after the curing of all Events of Default with respect to

Securities of that series which may have occurred, shall

undertake to perform with respect to Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise with

respect to Securities of that series such of the rights and

powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would

exercise or use under the circumstances in the conduct of his own affairs.

    (b) No provision of this Indenture shall be construed to

relieve the Trustee from liability for its own negligent

action, its own negligent failure to act, or its own willful misconduct, except that

    (1) prior to the occurrence of an Event of Default with

    respect to Securities of a series and after the curing or

    waiving of all such Events of Default with respect to that series which may have occurred:

    (i) the duties and obligations of the Trustee shall with

    respect to Securities of such series be determined solely

    by the express provisions of this Indenture, and the

    Trustee shall not be liable with respect to Securities of

    such series except for the performance of such duties and

    obligations as are specifically set forth in this

    Indenture, and no implied covenants or obligations shall

    be read into this Indenture against the Trustee; and

    (ii) in the absence of bad faith on the part of the

    Trustee, the Trustee may with respect to Securities of

    such series conclusively rely, as to the truth of the

    statements and the correctness of the opinions expressed

    therein, upon any certificates or opinions furnished to

    the Trustee and conforming to the requirements of this

    Indenture; but in the case of any such certificates or

    opinions which by any provision hereof are specifically

    required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether

    or not they conform to the requirements of this Indenture;

    (2) the Trustee shall not be liable for any error of

    judgment made in good faith by a responsible officer or

    responsible officers of the Trustee, unless it shall be

    proved that the Trustee was negligent in ascertaining the

    pertinent facts;

    (3) the Trustee shall not be liable with respect to any

    action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less

    than a majority in principal amount of the Securities of

    any series at the time outstanding relating to the time,

    method and place of conducting any proceeding for any

    remedy available to the Trustee, or exercising any trust

    or power conferred upon the Trustee under this Indenture

    with respect to the Securities of that series; and

                              28

    (4) None of the provisions contained in this Indenture

    shall require the Trustee to expend or risk its own funds

    or otherwise incur personal financial liability in the

    performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this

    Indenture or adequate indemnity against such risk is not

    reasonably assured to it.

         SECTION 7.02. Except as otherwise provided in Section

7.01:

    (a) The Trustee may rely and shall be protected in acting

or refraining from acting upon any resolution, certificate,

statement, instrument, opinion, report, notice, request,

consent, order, approval, bond, security or other paper or

document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board

Resolution or an instrument signed in the name of the Company by the President or any Vice President and by the Secretary or

an Assistant Secretary or the Treasurer or an Assistant

Treasurer (unless other evidence in respect thereof is

specifically prescribed herein);

    (c) The Trustee may consult with counsel and the written

advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any

action taken or suffered or omitted hereunder in good faith and in reliance thereon;

    (d) The Trustee shall be under no obligation to exercise

any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders,

pursuant to the provisions of this Indenture, unless such

Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and

liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the

obligation, upon the occurrence of an Event of Default with

respect to a series of the Securities (which has not been cured or waived) to exercise with respect to Securities of that

series such of the rights and powers vested in it by this

Indenture, and to use the same degree of care and skill in

their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

    (e) The Trustee shall not be liable for any action taken

or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

    (f) The Trustee shall not be bound to make any

investigation into the facts or matters stated in any

resolution, certificate, statement, instrument, opinion,

report, notice, request, consent, order, approval, bond,

security, or other papers or documents, unless requested in

writing so to do by the holders of not less than a majority in principal amount of the outstanding Securities of the

particular series affected thereby (determined as provided in

Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or

liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable

indemnity against such costs, expenses or liabilities as a

condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

                              29

    (g) The Trustee may execute any of the trusts or powers

hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be

responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

    SECTION 7.03. (a) The recitals contained herein and in the

Securities (other than the Certificate of Authentication on the

Securities) shall be taken as the statements of the Company,

and the Trustee assumes no responsibility for the correctness of the same.

    (b) The Trustee makes no representations as to the

validity or sufficiency of this Indenture or of the Securities.

    (c) The Trustee shall not be accountable for the use or

application by the Company of any of the Securities or of the

proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any

provision of this Indenture or established pursuant to Section

2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

    SECTION 7.04. The Trustee or any paying agent or Security

Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it

would have if it were not Trustee, paying agent or Security

Registrar.

    SECTION 7.05. Subject to the provisions of Section 11.05,

all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be

under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

    SECTION 7.06. (a) The Company covenants and agrees to pay

to the Trustee from time to time, and the Trustee shall be

entitled to, reasonable compensation (which shall not be

limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the

exercise and performance of any of the powers and duties

hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses,

disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture

(including the reasonable compensation and the expenses and

disbursements of its counsel (including in-house counsel) and of all persons not regularly in its employ) except any such

expense, disbursement or advance as may arise from its

negligence or bad faith. The Company also covenants to

indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss,

liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

    (b) The obligations of the Company under this Section to

compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall

constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the

Securities upon all property and funds held or collected by the

Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                              30

    SECTION 7.07. Except as otherwise provided in Section

7.01, whenever in the administration of the provisions of this

Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically

prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the

Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be

taken by it under the provisions of this Indenture upon the

faith thereof.

    SECTION 7.08. (a) If the Trustee has or shall acquire any

conflicting interest, as defined in this Section, with respect to the Securities of any series and if the Default to which

such conflicting interest relates has not been cured, duly

waived or otherwise eliminated, within 90 days after

ascertaining that it has such conflicting interest, it shall either eliminate such conflicting interest, except as otherwise provided herein, or resign with respect to the Securities of that series in the manner and with the effect specified in

Section 7.10 and the Company shall promptly appoint a successor

Trustee in the manner provided herein.

    (b) In the event that the Trustee shall fail to comply

with the provisions of subsection (a) of this Section, with

respect to the Securities of any series the Trustee shall,

within ten days after the expiration of such 90-day period,

transmit notice of such failure by mail, first class postage prepaid, to the Securityholders of that series as their names and addresses appear upon the registration books.

    (c) For the purposes of this Section the Trustee shall be

deemed to have a conflicting interest with respect to the

Securities of any series if a Default has occurred and is

continuing and:

    (1) the Trustee is trustee under this Indenture with

    respect to the outstanding Securities of any series other

    than that series, or is trustee under another indenture

    under which any other securities, or certificates of

    interest or participation in any other securities, of the

    Company are outstanding, unless such other indenture is a

    collateral trust indenture under which the only collateral consists of Securities issued under this Indenture;

    provided that there shall be excluded from the operation

    of this paragraph the Securities of any series other than

    that series and any other indenture or indentures under

    which other securities, or certificates of interest or

    participation in other securities, of the Company are

    outstanding if (i) this Indenture and such other indenture or indentures and all series of securities issuable

    thereunder are wholly unsecured and rank equally and such

    other indenture or indentures (and such series) are

    hereafter qualified under the Trust Indenture Act of 1939,

    as amended, unless the Securities and Exchange Commission

    shall have found and declared by order pursuant to

    subsection (b) of Section 305 or subsection (c) of Section

    307 of the Trust Indenture Act of 1939, as amended, that

    differences exist between (A) the provisions of this

    Indenture with respect to Securities of that series and

    with respect to one or more other series or (B) the

    provisions of this Indenture and the provisions of such

    other indenture or indentures (or such series), which are

    so likely to involve a material conflict of interest as to make it necessary in the public interest or for the

    protection of

                              31

    investors to disqualify the Trustee from acting as such

    under this Indenture with respect to the Securities of

    that series and such other series or such other indenture

    or indentures, or (ii) the Company shall have sustained

    the burden of proving, on application to the Securities

    and Exchange Commission and after opportunity for hearing

    thereon, that the trusteeship under this Indenture with

    respect to Securities of that series and such other series or such other indenture or indentures is not so likely to

    involve a material conflict of interest as to make it

    necessary in the public interest or for the protection of

    investors to disqualify the Trustee from acting as such

    under this Indenture with respect to Securities of that

    series and such other series or under such other

    indentures;

    (2) the Trustee or any of its directors or executive

    officers is an underwriter for the Company;

    (3) the Trustee directly or indirectly controls or is

    directly or indirectly controlled by or is under direct or indirect common control with or an underwriter for the

    Company;

    (4) the Trustee or any of its directors or executive

    officers is a director, officer, partner, employee,

    appointee or representative of the Company, or of an

    underwriter (other than the Trustee itself) for the

    Company who is currently engaged in the business of

    underwriting, except that (A) one individual may be a

    director and/or an executive officer of the Trustee and a

    director and/or an executive officer of the Company, but

    may not be at the same time an executive officer of both

    the Trustee and the Company; (B) if and so long as the

    number of directors of the Trustee in office is more than

    nine, one additional individual may be a director and/or

    an executive officer of the Trustee and a director of the

    Company; and (C) the Trustee may be designated by the

    Company or by an underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying

    agent, fiscal agent, escrow agent, or depository, or in

    any other similar capacity, or, subject to the provisions

    of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

    (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any

    director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned,

    collectively, by any two or more of such persons; or 10%

    or more of the voting securities of the Trustee is

    beneficially owned either by an underwriter for the

    Company or by any director, partner, or executive officer

    thereof, or is beneficially owned, collectively, by any

    two or more such persons;

    (6) the Trustee is the beneficial owner of, or holds as

    collateral security for an obligation which is in default

    (as hereinafter in this subsection (c) defined), (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the

    Securities issued under this Indenture and securities

    issued under any other indenture under which the Trustee

    is also trustee, or (B) 10% or more of any class of

    security of an underwriter for the Company;

                              32

    (7) the Trustee is the beneficial owner of, or holds as

    collateral security for an obligation which is in default

    (as hereinafter in this subsection (c) defined), 5% or

    more of the voting securities of any person who, to the

    knowledge of the Trustee, owns 10% or more of the voting

    securities of, or controls directly or indirectly or is

    under direct or indirect common control with, the Company;

    (8) the Trustee is the beneficial owner of, or holds as

    collateral security for an obligation which is in default

    (as hereinafter in this subsection (c) defined), 10% or

    more of any class of security of any person who, to the

    knowledge of the Trustee, owns 50% or more of the voting

    securities of the Company;

    (9) the Trustee owns, on the date of Default upon the

    Securities of any series or any anniversary of such

    Default while such Default upon the Securities issued

    under this Indenture remains outstanding, in the capacity

    of executor, administrator, testamentary or inter vivos

    trustee, guardian, committee or conservator, or in any

    other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any

    person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest

    under paragraph (6), (7), or (8) of this subsection (d).

    As to any such securities of which the Trustee acquired

    ownership through becoming executor, administrator or

    testamentary trustee of an estate which include them, the

    provisions of the preceding sentence shall not apply, for

    a period of two years from the date of such acquisition,

    to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any

    such class of security. Promptly after the dates of any

    such Default upon the Securities issued under this

    Indenture and annually in each succeeding year that the

    Securities issued under this Indenture remain in Default,

    the Trustee shall make a check of its holding of such

    securities in any of the above-mentioned capacities as of

    such dates. If the Company fails to make payment in full

    of principal of or interest on any of the Securities when

    and as the same becomes due and payable, and such failure

    continues for 30 days thereafter, the Trustee shall make a prompt check of its holding of such securities in any of

    the above-mentioned capacities as of the date of the

    expiration of such 30-day period, and after such date,

    notwithstanding the foregoing provisions of this paragraph

    (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall,

    but only so long as such failure shall continue, be

    considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this

    subsection (c); or (10) except under the circumstances

    described in paragraphs (1), (3), (4), (5) or (6) of

    subsection (b) of Section 7.13 the Trustee shall be or

    shall become a creditor of the Company.

    For purposes of paragraph (1) of this subsection (c), and

of Section 6.06, the term "series of Securities" or "series"

means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take

action pursuant to a vote of such holders, separately from

holders of another such series; provided, that "series of

securities" or "series" shall not include any series of

securities issuable under an indenture if all such series rank equally and are wholly unsecured.

                              33

    The specification of percentages in paragraphs (5) to (9),

inclusive, of this subsection (c) shall not be construed as

indicating that the ownership of such percentages of the

securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of

paragraph (3) or (7) of this subsection (c).

    For the purposes of paragraphs (6), (7), (8) and (9) of

this subsection (c) only, (A) the terms "security" and

"securities" shall include only such securities as are

generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of

indebtedness; (B) an obligation shall be deemed to be in

"default" when a default in payment of principal shall have

continued for 30 days or more and shall not have been cured;

and (C) the Trustee shall not be deemed to be the owner or

holder of (i) any security which it holds as collateral

security (as trustee or otherwise) for any obligation which is not in default as defined in clause (B) above, or (ii) any

security which it holds as collateral security under this

Indenture, irrespective of any Default hereunder, or (iii) any security which it holds as agent for collection, or as

custodian, escrow agent or depositary, or in any similar

representative capacity.

    Except as above provided, the word "security" or

"securities" as used in this Indenture shall mean any note,

stock, treasury stock, bond, debenture, evidence of

indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-

organization certificate or subscription, transferable share,

investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil,

gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim

certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

    (d) For the purposes of this Section:

         (1) The term "underwriter" when used with reference

    to the Company shall mean every person, who, within one

    year prior to the time as of which the determination is

    made, has purchased from the Company with a view to, or

    has offered or sold for the Company in connection with,

    the distribution of any security of the Company

    outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking,

    or has participated or has had a participation in the

    direct or indirect underwriting of any such undertaking,

    but such term shall not include a person whose interest

    was limited to a commission from an underwriter or dealer

    not in excess of the usual and customary distributors' or

    sellers' commission.

         (2) The term "director" shall mean any member of the

    board of directors of a corporation or any individual

    performing similar functions with respect to any

    organization whether incorporated or unincorporated.

                              34

         (3) The term "person" shall mean an individual, a

    corporation, a partnership, an association, a joint-stock

    company, a trust, an unincorporated organization or a

    government or political subdivision thereof.  As used in

    this paragraph, the term "trust" shall include only a

    trust where the interest or interests of the beneficiary

    or beneficiaries are evidenced by a security.

         (4) The term "voting security" shall mean any

    security presently entitling the owner or holder thereof

    to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any

    trust, agreement or arrangement whereby a trustee or

    trustees or agent or agents for the owner or holder of

    such security are presently entitled to vote in the

    direction or management of the affairs of a person.

         (5) The term "Company" shall mean any obligor upon

    the Securities.

         (6) The term "executive officer" shall mean the

    president, every vice president, every assistant vice

    president, every trust officer, the cashier, the

    secretary, and the treasurer of a corporation, and any

    individual customarily performing similar functions with

    respect to any organization whether incorporated or

    unincorporated, but shall not include the chairman of the

    board of directors.

    (e) The percentages of voting securities and other

securities specified in this Section shall be calculated in

accordance with the following provisions:

         (1) A specified percentage of the voting securities

    of the Trustee, the Company or any other person referred

    to in this Section (each of whom is referred to as a

    "person" in this paragraph) means such amount of the

    outstanding voting securities of such person as entitles

    the holder or holders thereof to cast such specified

    percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are

    entitled to cast in the direction or management of the

    affairs of such person.

         (2) A specified percentage of a class of securities

    of a person means such percentage of the aggregate amount

    of securities of the class outstanding.

         (3) The term "amount", when used in regard to

    securities, means the principal amount if relating to

    evidences of indebtedness, the number of shares if

    relating to capital shares, and the number of units if

    relating to any other kind of security.

         (4) The term "outstanding" means issued and not held

    by or for the account of the issuer. The following

    securities shall not be deemed outstanding within the

    meaning of this definition:

      (i) securities of an issuer held in a sinking fund

      relating to securities of the issuer of the same class,

      (ii) securities of an issuer held in a sinking fund

      relating to another class of securities of the issuer,

      if the obligation evidenced by such other class of

      securities is not in default as to principal or interest

      or otherwise,

                              35

      (iii) securities pledged by the issuer thereof as

      security for an obligation of the issuer not in default

      as to principal or interest or otherwise,

      (iv) securities held in escrow if placed in escrow by

      the issuer thereof.

Provided, however, that any voting securities of an issuer

shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

         (5) A security shall be deemed to be of the same

    class as another security if both securities confer upon

    the holder or holders thereof substantially the same

    rights and privileges; provided, however, that, in the

    case of secured evidences of indebtedness, all of which

    are issued under a single indenture, differences in the

    interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series

    different classes; and provided, further, that, in the

    case of unsecured evidences of indebtedness, differences

    in the interest rates or maturity dates thereof shall not

    be deemed sufficient to constitute them securities of

    different classes, whether or not they are issued under a

    single indenture.

    (f) Except in the case of a default in the payment of the

principal of (or premium, if any) or interest on any Securities issued under this Indenture, or in the payment of any sinking or analogous fund installment, the Trustee shall not be

required to resign as provided by this Section 7.08 if such

Trustee shall have sustained the burden of proving, on

application to the Securities and Exchange Commission and after opportunity for hearing thereon, that (i) the default under the

Indenture may be cured or waived during a reasonable period and under the procedures described in such application and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Securityholders.  The filing of such an application shall automatically stay the performance of the

duty to resign until the Securities and Exchange Commission

orders otherwise.

    Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such

successor's acceptance of such an appointment.

    SECTION 7.09. There shall at all times be a Trustee with

respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory

thereof or of the District of Columbia, or a corporation or

other person permitted to act as trustee by the Securities and

Exchange Commission, authorized under such laws to exercise

corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by Federal, State, Territorial, or District of

Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the

requirements of the aforesaid supervising or examining

authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most

recent report of condition so published. The Company may not,

nor may any person directly or indirectly controlling,

controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the

Trustee shall resign immediately in the manner and with the

effect specified in Section 7.10.

                              36

    SECTION 7.10. (a) The Trustee or any successor hereafter

appointed, may at any time resign with respect to the

Securities of one or more series by giving written notice

thereof to the Company and by transmitting notice of

resignation by mail, first class postage prepaid, to the

Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of

Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have

accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a

successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide

holder of a Security or Securities for at least six months may,

subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may

thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

    (b) In case at any time any of the following shall occur--

         (1) the Trustee shall fail to comply with the

    provisions of subsection (a) of Section 7.08 after written request therefor by the Company or by any Securityholder

    who has been a bona fide holder of a Security or

    Securities for at least six months, or

         (2) the Trustee shall cease to be eligible in

    accordance with the provisions of Section 7.09 and shall

    fail to resign after written request therefor by the

    Company or by any such Securityholder of Securities, or

         (3) the Trustee shall become incapable of acting, or

    shall be adjudged a bankrupt or insolvent, or a receiver

    of the Trustee or of its property shall be appointed, or

    any public officer shall take charge or control of the

    Trustee or of its property or affairs for the purpose of

    rehabilitation, conservation or liquidation,

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the

Board of Directors, one copy of which instrument shall be

delivered to the Trustee so removed and one copy to the

successor trustee, or, subject to the provisions of Section

6.08, unless the Trustee's duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a

Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any

court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may

thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

    (c) The holders of a majority in aggregate principal

amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee.

                              37

    (d) Any resignation or removal of the Trustee and

appointment of a successor trustee with respect to the

Securities of a series pursuant to any of the provisions of

this Section shall become effective upon acceptance of

appointment by the successor trustee as provided in Section

7.11.

    (e) Any successor trustee appointed pursuant to this

Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there

shall be only one Trustee with respect to the Securities of any particular series.

    SECTION 7.11. (a) In case of the appointment hereunder of

a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an

instrument accepting such appointment, and thereupon the

resignation or removal of the retiring Trustee shall become

effective and such successor trustee, without any further act,

deed or conveyance, shall become vested with all the rights,

powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring

Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

    (b) In case of the appointment hereunder of a successor

trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each

successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental

hereto wherein each successor trustee shall accept such

appointment and which (1) shall contain such provisions as

shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers,

trusts and duties of the retiring Trustee with respect to the

Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such

provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring

Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be

necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being

understood that nothing herein or in such supplemental

indenture shall constitute such Trustees co-trustees of the

same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no

Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with

respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring

Trustee with respect to the

                              38

Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly

assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the

property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

    (c) Upon request of any such successor trustee, the

Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor

trustee all such rights, powers and trusts referred to in

paragraph (a) or (b) of this Section, as the case may be.

    (d) No successor trustee shall accept its appointment

unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

    (e) Upon acceptance of appointment by a successor trustee

as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first

class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the

Company.

    SECTION 7.12. Any corporation into which the Trustee may

be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or

consolidation to which the Trustee shall be a party, or any

corporation succeeding to the corporate trust business of the

Trustee, shall be the successor of the Trustee hereunder,

provided such corporation shall be qualified under the

provisions of Section 7.08 and eligible under the provisions of

Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto,

anything herein to the contrary notwithstanding. In case any

Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself

authenticated such Securities.

    SECTION 7.13. (a) Subject to the provisions of subsection

(b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the

Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a

default, then, unless and until such default shall be cured,

the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the

Securities and the holders of other indenture securities (as defined in subsection (c) of this Section)

         (1) an amount equal to any and all reductions in the

    amount due and owing upon any claim as such creditor in

    respect of principal or interest, effected after the

    beginning of such three months' period and valid as

    against the Company and its other creditors, except any

    such reduction resulting from the receipt or disposition

    of any property described in paragraph (2) of this

    subsection, or from the exercise of any right of set-off

    which the Trustee could have exercised if a petition in

    bankruptcy had been filed by or against the Company upon

    the date of such default; and

                              39

         (2) all property received by the Trustee in respect

    of any claim as such creditor, either as security

    therefor, or in satisfaction or composition thereof, or

    otherwise, after the beginning of such three months'

    period, or an amount equal to the proceeds of any such

    property, if disposed of, subject, however, to the rights,

    if any, of the Company and its other creditors in such

    property or such proceeds.

    Nothing herein contained, however, shall affect the right

of the Trustee

         (A) to retain for its own account (i) payments made

    on account of any such claim by any person (other than the

    Company) who is liable thereon, and (ii) the proceeds of

    the bona fide sale of any such claim by the Trustee to a

    third person, and (iii) distributions made in cash,

    securities, or other property in respect of claims filed

    against the Company in bankruptcy or receivership or in a

    case for reorganization pursuant to the Federal Bankruptcy

    Code or applicable State law;

         (B) to realize, for its own account, upon any

    property held by it as security for any such claim, if

    such property was so held prior to the beginning of such

    three months' period;

         (C) to realize, for its own account, but only to the

    extent of the claim hereinafter mentioned, upon any

    property held by it as security for any such claim, if

    such claim was created after the beginning of such three

    months' period and such property was received as security

    therefor simultaneously with the creation thereof, and if

    the Trustee shall sustain the burden of proving that at

    the time such property was so received the Trustee had no

    reasonable cause to believe that a default, as defined in

    subsection (c) of this Section, would occur within three

    months; or

         (D) to receive payment on any claim referred to in

    paragraph (B) or (C), against the release of any property

    held as security for such claim as provided in such

    paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

    For the purposes of paragraphs (B), (C) and (D), property

substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property

released, have the same status as the property released, and,

to the extent that any claim referred to in any of such

paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

    If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed

against the Company in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before

crediting to the respective claims of the Trustee, the

Securityholders and the holders of other indenture securities dividends on claims filed against the Company in

                              40

bankruptcy or receivership or in a case for reorganization

pursuant to the Federal Bankruptcy Code or applicable State

law, but after crediting thereon receipts on account of the

indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this

paragraph, with respect to any claim, the term "dividends"

shall include any distribution with respect to such claim, in bankruptcy or receivership or in a case for reorganization

pursuant to the Federal Bankruptcy Code or applicable State

law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution

with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or a case for

reorganization is pending shall have jurisdiction (i) to

apportion between the Trustee, the Securityholders and the

holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the

provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee,

the Securityholders and the holders of other indenture

securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a

specific allocation of such distributions as between the

secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical

formula.

    Any Trustee who has resigned or been removed after the

beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim

    which would have given rise to the obligation to account,

    if such Trustee had continued as trustee, occurred after

    the beginning of such three months' period; and

         (ii) such receipt of property or reduction of claim

    occurred within three months after such resignation or

    removal.

    (b) There shall be excluded from the operation of

subsection (a) of this Section a creditor relationship arising from

         (1) the ownership or acquisition of securities issued

    under any indenture, or any security or securities having

    a maturity of one year or more at the time of acquisition

    by the Trustee;

         (2) advances authorized by a receivership or

    bankruptcy court of competent jurisdiction, or by this

    Indenture, for the purpose of preserving any property

    other than cash which shall at any time be subject to the

    lien, if any, of this Indenture or of discharging tax

    liens or other prior liens or encumbrances thereon, if

    notice of such advance and of the circumstances

    surrounding the making thereof is given to the

    Securityholders at the time and in the manner provided in

    this Indenture;

                              41

         (3) disbursements made in the ordinary course of

    business in the capacity of trustee under an indenture,

    transfer agent, registrar, custodian, paying agent,

    subscription agent, fiscal agent or depositary, or other

    similar capacity;

         (4) an indebtedness created as a result of services

    rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

         (5) the ownership of stock or of other securities of

    a Company organized under the provisions of Section 25(a)

    of the Federal Reserve Act, as amended, which is directly

    or indirectly a creditor of the Company; or

         (6) the acquisition, ownership, acceptance or

    negotiation of any drafts, bills of exchange, acceptances

    or obligations which fall within the classification of

    self-liquidating paper as defined in subsection (c) of

    this Section.

    (c) As used in this Section:

         (1) The term "default" shall mean any failure to make

    payment in full of the principal of (or premium, if any)

    or interest upon any of the Securities or upon the other

    indenture securities when and as such principal (or

    premium, if any) or interest becomes due and payable.

         (2)  The term "other indenture securities" shall mean

    securities upon which the Company is an obligor (as

    defined in the Trust Indenture Act of 1939, as amended)

    outstanding under any other indenture (A) under which the

    Trustee is also trustee, (B) which contains provisions

    substantially similar to the provisions of subsection (a)

    of this Section and (C) under which a default exists at

    the time of the apportionment of the funds and property

    held in said special account.

         (3) The term "cash transaction" shall mean any

    transaction in which full payment for goods or securities

    sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders

    drawn upon banks or bankers and payable upon demand.

         (4) The term "self-liquidating paper" shall mean any

    draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing,

    manufacture, shipment, storage or sale of goods, wares or

    merchandise and which is secured by documents evidencing

    title to, possession of, or a lien upon, the goods, wares

    or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously

    constituting the security, provided the security is

    received by the Trustee simultaneously with the creation

    of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the

    draft, bill of exchange, acceptance or obligation.

         (5) The term "Company" shall mean any obligor upon

    any of the Securities.

                              42

                         ARTICLE EIGHT

                 Concerning the Securityholders

    SECTION 8.01. Whenever in this Indenture it is provided

that the holders of a majority or specified percentage in

aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of

taking any such action the holders of such majority or

specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of

similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

    If the Company shall solicit from the Securityholders of

any series any request, demand, authorization, direction,

notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of

Securityholders entitled to give such request, demand,

authorization, direction, notice, consent, waiver or other

action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand,

authorization, direction, notice, consent, waiver or other

action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the

purposes of determining whether Securityholders of the

requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand,

authorization, direction, notice, consent, waiver or other

action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such

Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

    SECTION 8.02. Subject to the provisions of Section 7.01,

proof of the execution of any instrument by a Securityholder

(such proof will not require notarization) or his agent or

proxy and proof of the holding by any person of any of the

Securities shall be sufficient if made in the following manner:

    (a) The fact and date of the execution by any such person

of any instrument may be proved in any reasonable manner

acceptable to the Trustee.

    (b) The ownership of Securities shall be proved by the

Security Register of such Securities or by a certificate of the

Security Registrar thereof.

    (c) The Trustee may require such additional proof of any

matter referred to in this Section as it shall deem necessary.

    SECTION 8.03. Prior to the due presentment for

registration of transfer of any Security, the Company, the

Trustee, any paying agent and any Security Registrar may deem and treat the person in whose name such Security shall be

registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the

purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the

Company nor the Trustee nor any paying agent nor any Security

Registrar shall be affected by any notice to the contrary.

                              43

    SECTION 8.04. In determining whether the holders of the

requisite aggregate principal amount of Securities of a

particular series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by the Company or any other obligor on the Securities of that series or by any person directly or indirectly

controlling or controlled by or under common control with the

Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in

relying on any such direction, consent or waiver only

Securities of such series which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which

have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall

establish to the satisfaction of the Trustee the pledgee's

right so to act with respect to such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the

advice of counsel shall be full protection to the Trustee.

    SECTION 8.05. At any time prior to (but not after) the

evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or

percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection

with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon

such holder and upon all future holders and owners of such

Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof,

irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the

Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the

Securities of that series.

                         ARTICLE NINE

                    Supplemental Indentures

    SECTION 9.01. In addition to any supplemental indenture

otherwise authorized by this Indenture, the Company, when

authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect), without the consent of the Securityholders, for one or more of the

following purposes:

    (a) to evidence the succession of another corporation to

the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise

established with respect to the Securities; or

                              44

    (b) to add to the covenants of the Company such further

covenants, restrictions, conditions or provisions for the

protection of the holders of the Securities of all or any

series as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants,

restrictions, conditions or provisions a default or an Event of

Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this

Indenture as herein set forth; provided, however, that in

respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a

particular period of grace after default (which period may be shorter or longer than that allowed in the case of other

defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a

majority in aggregate principal amount of the Securities of

such series to waive such default; or

    (c) to cure any ambiguity or to correct or supplement any

provision contained herein or in any supplemental indenture

which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the

provisions of this Indenture and shall not adversely affect the interests of the holders of the Securities of any series; or

    (d) to change or eliminate any of the provisions of this

Indenture, provided that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

    The Trustee is hereby authorized to join with the Company

in the execution of any such supplemental indenture, and to

make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be

obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee

without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of

Section 9.02.

    SECTION 9.02. With the consent (evidenced as provided in

Section 8.01) of the holders of not less than a majority in

aggregate principal amount of the Securities of each series

affected by such supplemental indenture or indentures at the time outstanding, the Company, when authorized by a Board

Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto

(which shall conform to the provisions of the Trust Indenture

Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental

indenture or of modifying in any manner the rights of the

holders of the Securities of such series under this Indenture;

provided, however, that no such supplemental indenture shall

(i) extend the fixed maturity of any Securities of any series,

or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the

consent of the holder of

                              45

each Security so affected, or (ii) reduce the aforesaid

percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby.

    Upon the request of the Company, accompanied by a Board

Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the

execution of such supplemental indenture unless such

supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

    It shall not be necessary for the consent of the

Securityholders of any series affected thereby under this

Section to approve the particular form of any proposed

supplemental indenture, but it shall be sufficient if such

consent shall approve the substance thereof.

    Promptly after the execution by the Company and the

Trustee of any supplemental indenture pursuant to the

provisions of this Section, the Trustee shall transmit by mail,

first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the

Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

    SECTION 9.03. Upon the execution of any supplemental

indenture pursuant to the provisions of this Article or of

Section 10.01, this Indenture shall, with respect to such

series, be and be deemed to be modified and amended in

accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined,

exercised and enforced hereunder subject in all respects to

such modifications and amendments, and all the terms and

conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

    SECTION 9.04. Securities of any series, affected by a

supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the

provisions of this Article or of Section 10.01, may bear a

notation in form approved by the Trustee, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such

supplemental indenture. If the Company or the Trustee shall so determine, new Securities of that series so modified as to

conform, in the opinion of the Trustee and the Board of

Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company,

authenticated by the Trustee and delivered in exchange for the

Securities of that series then outstanding.

    SECTION 9.05. The Trustee, subject to the provisions of

Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to,

the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                              46

                          ARTICLE TEN

                 Consolidation, Merger and Sale

    SECTION 10.01. Nothing contained in this Indenture or in

any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or

corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or

shall prevent any sale, conveyance, transfer or other

disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the

Company or its successor or successors) authorized to acquire and operate the same; provided, however, the Company hereby

covenants and agrees that, upon any such consolidation, merger,

sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium, if any) and

interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the

covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to

Section 2.01 to be kept or performed by the Company, shall be expressly assumed, by supplemental indenture (which shall

conform to the provisions of the Trust Indenture Act of 1939 as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Company formed by such

consolidation, or into which the Company shall have been

merged, or by the corporation which shall have acquired such property.

    SECTION 10.02. (a) In case of any such consolidation,

merger, sale, conveyance, transfer or other disposition and

upon the assumption by the successor corporation, by

supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and

punctual payment of the principal of, premium, if any, and

interest on all of the Securities of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to

each series of the Securities pursuant to Section 2.01 to be performed by the Company with respect to each series, such

successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named

herein as the party of the first part, and thereupon the

predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities. Such

successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Securities, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee;

and, upon the order of such successor company, instead of the

Company, and subject to all the terms, conditions and

limitations in this Indenture prescribed, the Trustee shall

authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the

predecessor Company to the Trustee for authentication, and any

Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that

purpose. All the Securities so issued shall in all respects

have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such

Securities had been issued at the date of the execution hereof.

                              47

    (b) In case of any such consolidation, merger, sale,

conveyance, transfer or other disposition such changes in

phraseology and form (but not in substance) may be made in the

Securities thereafter to be issued as may be appropriate.

    (c) Nothing contained in this Indenture or in any of the

Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

    SECTION 10.03. The Trustee, subject to the provisions of

Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance,

transfer or other disposition, and any such assumption, comply with the provisions of this Article.

                        ARTICLE ELEVEN

            Satisfaction and Discharge of Indenture;

                       Unclaimed Moneys

    SECTION 11.01. If at any time: (a) the Company shall have

delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities

which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and

Securities for whose payment money or Governmental Obligations has theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.05); (b)

all such Securities of a particular series not theretofore

delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the

giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient;

or (c) a combination thereof, sufficient, without reinvestment,

in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the

Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the

Company shall also pay or cause to be paid all other sums

payable hereunder with respect to such series by the Company,

then this Indenture shall thereupon cease to be of further

effect with respect to such series except for the provisions of

Sections 2.05, 2.07, 4.02 and 7.10, which shall survive until the date of maturity or redemption date, as the case may be,

and Sections 7.06 and 11.05 which shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this

Indenture with respect to such series.

                              48

    SECTION 11.02. If at any time all such Securities of a

particular series not heretofore delivered to the Trustee for cancellation or which have not become due and payable as

described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds

moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for

cancellation, including principal (and premium, if any) and

interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable

hereunder by the Company with respect to such series, then

after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 4.02, 7.06, 7.10 and 11.05 hereof which shall survive until such Securities shall mature and be paid.

Thereafter, Sections 7.06 and 11.05 shall survive.

    SECTION 11.03. All moneys or Governmental Obligations

deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the

Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been

deposited with the Trustee.

    SECTION 11.04. In connection with the satisfaction and

discharge of this Indenture all moneys or Governmental

Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or

Governmental Obligations.

    SECTION 11.05. Any moneys or Governmental Obligations

deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on May 31 of each year or (if then held  by the

Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental

Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured

general creditor, look only to the Company for the payment

thereof.

                        ARTICLE TWELVE

       Immunity of Incorporators, Stockholders, Officers

                         and Directors

    SECTION 12.01. No recourse under or upon any obligation,

covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof,

shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor

corporation, whether by virtue of any constitution, statute or rule of law,

                              49

or by the enforcement of any assessment or penalty or

otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate

obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators,

stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them,

because of the creation of the indebtedness hereby authorized,

or under or by reason of the obligations, covenants or

agreements contained in this Indenture or in any of the

Securities or implied therefrom; and that any and all such

personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator,

stockholder, officer or director as such, because of the

creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied

therefrom, are hereby expressly waived and released as a

condition of, and as a consideration for, the execution of this

Indenture and the issuance of such Securities.

                       ARTICLE THIRTEEN

                       Sundry Provisions

    SECTION 13.01. All the covenants, stipulations, promises

and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

    SECTION 13.02. Any act or proceeding by any provision of

this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the

corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the

Company.

    SECTION 13.03. The Company by instrument in writing

executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

    SECTION 13.04. Except as otherwise expressly provided

herein any notice or demand which by any provision of this

Indenture is required or permitted to be given or served by the

Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another

address is filed in writing by the Company with the Trustee),

as follows: GTE Florida Incorporated, One Tampa City Center,

201 N. Franklin Street, Tampa, Florida 33602, Attention:

Secretary. Any notice, election, request or demand by the

Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all

purposes, if given or made in writing at the Corporate Trust

Office of the Trustee, Attention: Corporate Trust

Administration.

    SECTION 13.05. This Indenture and each Security shall be

deemed to be a contract made under the laws of the State of New

York, and for all purposes shall be construed in accordance

with the laws of said State.

                              50

    SECTION 13.06. (a) Upon any application or demand by the

Company to the Trustee to take any action under any of the

provisions of this Indenture, the Company shall furnish to the

Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the

proposed action have been complied with and an Opinion of

Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the

furnishing of such documents is specifically required by any provision of this Indenture relating to such particular

application or demand, no additional certificate or opinion

need be furnished.

    (b) Each certificate or opinion provided for in this

Indenture and delivered to the Trustee with respect to

compliance with a condition or covenant in this Indenture

(other than the certificate provided pursuant to Section

5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such

covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person,

he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4)

a statement as to whether or not, in the opinion of such

person, such condition or covenant has been complied with.

    SECTION 13.07. In any case where the date of maturity of

interest or principal of any Security or the date of redemption of any Security shall not be a business day then payment of

interest or principal (and premium, if any) may be made on the next succeeding business day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

    SECTION 13.08. If and to the extent that any provision of

this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust

Indenture Act of 1939, as amended, such imposed duties shall control.

    SECTION 13.09. This Indenture may be executed in any

number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the

same instrument.

    SECTION 13.10. In case any one or more of the provisions

contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or

unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this

Indenture or of such Securities, but this Indenture and such

Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or

therein.

    NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION hereby

accepts the trusts in this Indenture declared and provided,

upon the terms and conditions hereinabove set forth.

                              51

    IN WITNESS WHEREOF, the parties hereto have caused this

Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                             GTE FLORIDA INCORPORATED

                             By ___________________________

                                Vice President

Attest:

By _____________________________

  Secretary

                             NATIONSBANK OF GEORGIA,

                             NATIONAL ASSOCIATION

                                    as Trustee

                             By ___________________________

Attest:

By _____________________________

                              52

STATE OF FLORIDA      )

                  ss:

COUNTY OF HILLSBOROUGH)

    I, the undersigned, a Notary Public in and for the County

of Hillsborough, State of Florida, do hereby certify that on

the      day of November, 1993, before me personally came

FASSIL GABREMARIAM and LORIN H. ALBECK, both to me known and known to me to be Vice President and Assistant Secretary,

respectively, of GTE Florida Incorporated, one of the

corporations described in and which executed the foregoing

instrument, and to be the persons who executed the said

instrument for and on behalf of said GTE Florida Incorporated as Vice President and Assistant Secretary, respectively, who,

being by me severally duly sworn, did depose and say that the said FASSIL GABREMARIAM resides at 4209 West Platt Street,

Tampa, Florida 33609 and that he is a Vice President of said

GTE South Incorporated, and the said LORIN H. ALBECK resides at

13126 Tifton Drive, Tampa, Florida 33618, and that he is

Assistant Secretary of said GTE Florida Incorporated; and that they know the seal of said corporation; that one of the seals affixed to said instrument is such corporate seal and is the true and genuine corporate seal of said corporation; that it was so affixed by order of the board of directors of said

corporation and that they signed their names thereto by like order; and they severally further acknowledged that they

signed, sealed and delivered the said instrument for and on

behalf of the said corporation as by the board of directors of said corporation directed as the free and voluntary act and

deed of the said corporation and for all the uses and purposes therein expressed.

    In WITNESS WHEREOF, I have hereunto set my official

signature and affixed my notarial seal this      day of

November, 1993.

_____________________________________

                             Notary Public, Florida State at

Large

                             My Commission Expires

_______________

                              53

COUNTY OF FULTON    )

                    ss.:

STATE OF GEORGIA    )

    I, the undersigned, a Notary Public in and for the County

of Fulton and State of Georgia, do hereby certify that on the

____ day of _________, 1993, before me personally came

________________ and ______________, both to me known and known to me to be a ________________ and ________________,

respectively, of NationsBank of Georgia, National Association,

one of the corporations described in and which executed the

foregoing instrument, and to be the persons who executed the said instrument for and on behalf of said NationsBank of

Georgia, National Association as a ________________ and

________________ respectively, who, being by me severally duly sworn, did depose and say that the said _____________________

is a ________________ of said NationsBank of Georgia, National

Association, and the said _______________ is an

________________ of said NationsBank of Georgia, National

Association; and that they know the seal of said corporation;

that one of the seals affixed to said instrument is such

corporate seal and is the true and genuine corporate seal of said corporation; that is was so affixed by the authority of the board of directors of said corporation and that they signed their names thereto by like authority; and they severally

further acknowledged that they signed, sealed and delivered the said instrument for and on behalf of the said corporation as by the board of directors of said corporation authorized as the free and voluntary act and deed of the said corporation and for all the uses and purposes therein expressed.

    IN WITNESS WHEREOF, I have hereunto set my official

signature and affixed my notarial seal this _____ day of

_________, 1993.

                        _____________________________________

                        Commission Expires __________________

                        [NOTARIAL SEAL]

                              54